Exhibit 10.7.3

                            OPTION EXERCISE AGREEMENT


January 24, 2000


As of this date, eTravelServe.com, Inc., fka Revenge Marine, Inc. ("eTravel") has exercised the Option granted to eTravel by Paul R. Johnson dated October 15, 1999, to acquire shares of Link Express Delivery Solutions, Inc. ("Link Express") by issuing 2,580,645 shares of eTravel common stock to Link Express, as the assignee of Paul R. Johnson. In consideration of the exercise by eTravel, Paul R. Johnson, and Link Express, as assignee of Paul R. Johnson, hereby agree that if there is no public market for Link Express common stock within six months of this date, eTravel shall have the right to rescind its exercise of the Option, and receive a return of the 2,580,645 shares of eTravel common stock issued as payment for the exercise, upon returning to Link Express the Link Express common stock acquired from Paul R. Johnson upon exercise.

/s/
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LINK EXPRESS DELIVERY SOLUTIONS, INC.
Paul R. Johnson

By: /s/ Paul R. Johnson
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Paul R. Johnson, President



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